UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

ALPINE SUMMIT ENERGY PARTNERS, INC.
(Exact name of registrant as specified in its charter)

British Columbia	001-41510	98-1623755
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3322 West End Ave.
Suite 450
 Nashville, Tennessee, United States 37203
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (346) 264-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Subordinate Voting Shares, without par value	ALPS	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 15, 2023, Alpine Summit Energy Partners, Inc. (the "Company"), issued a press release announcing its financial and operating results for the three months ended March 31, 2023.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K, which is incorporated into this item by reference.

The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the United States Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated May 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE SUMMIT ENERGY PARTNERS, INC.

May 15, 2023	By:	/s/ Darren Moulds
	Name:	Darren Moulds
	Title:	Chief Financial Officer